Streaming transactions	12 Months Ended
Dec. 31, 2022
Streaming Transactions
Streaming transactions

7.	Streaming transactions

The Company entered into separate transactions to sell the cobalt and gold by-product streams mined in the Energy Transition Materials operations:

	December 31, 2022		December 31, 2021
	Current liabilities	Non-current liabilities
Cobalt streaming	28	428	505
Gold streaming	53	1,184	1,274
Contract liabilities	81	1,612	1,779

a) Details of the agreements

	Cobalt streaming	Gold streaming
Contract date	June 2018	From 2013 to 2016
Product delivery	Product delivery started in January 2021, after the mine's ramp-up.	The product was delivered from the contract signature, because the plant was already operational.
Subject	75% of cobalt extracted as by-product from Voisey's Bay mine (Canada).	75% of gold contained in the copper concentrate from the Salobo (Brazil) mine and 70% of the gold extracted as a by-product from the Sudbury nickel mines (Canada).
Deadline	Until the mine's exhaustion, estimated for 2035.	Until the mine's exhaustion, estimated for 2043 and 2053 for Salobo and Sudbury, respectively.
Counterparts	Wheaton Precious Metals Corp and Anglo Pacific Group.	Wheaton Precious Metals Corp.
Remuneration	US$690 received on the contract date. Furthermore, the Company receives an amount equal to 20% (average) of the market reference price of cobalt for each pound of cobalt delivered.	US$3,600 received from 2013 to 2016. Furthermore, the Company receives an amount equal to the lower of (i) $400 per ounce of refined gold delivered and (ii) the reference market price on the delivery date.

b)	Effects on the income statement

	Year ended December 31,
	2022	2021	2020
Cobalt streaming	49	55	-
Gold streaming	37	43	60
Fixed revenue - Contract liabilities realized	86	98	60

Cobalt streaming	11	12	-
Gold streaming	74	82	114
Variable revenue - Additional payments received	85	94	114

Accounting policy

The Company bifurcates both streaming transactions in two identifiable components: (i) the sale of the mineral rights and (ii) extraction services.

Sale of mineral rights – The amount allocated to this component is recognized as revenue in the income statement when the Company transfers ownership of the mineral rights to the counterparty. The cost related to the component sold is recognized in the income statement at the same moment.

Extraction services – The Company recognizes contract liabilities in the event it receives payments from customers before a sale meets criteria for revenue recognition. Proceeds received under the terms of the streaming transaction allocated to this component are accounted for as “streaming transactions” and included within liabilities.

Contract liability is initially recognized at fair value, net of transaction costs incurred, and is subsequently carried at amortized cost and updated using the effective interest rate method. Contract liability is released to the income statement based on the units of production, that is, revenue is calculated based on volume produced compared to the total proved and probable reserves of gold or cobalt, which are reviewed and remeasured annually.

Critical accounting estimates and judgments

Defining the result on sale of mineral interest and the contractual liabilities portion of the streaming transaction it is required the use of critical accounting estimates including, but not limited to: (i) allocation of costs between the product and the by-product based on relative prices; (ii) expected margin for the independent components (sale of mineral rights and service for gold and cobalt extraction); and (iii) discount rates used to measure the present value of future inflows and outflows.